SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING INSTITUTIONAL MONEY MARKET FUNDS
For the Allspring Municipal Cash Management Money Market Fund (the “Fund”)

At a meeting held on November 13-15, 2023, the Board of Trustees of Allspring Funds Trust unanimously approved the liquidation of the Fund.

Effective at the close of business on November 17, 2023, the Fund is closed to new investors. Existing shareholders may continue to make additional purchases until January 18, 2024.

The liquidation of the Fund is expected to occur after close of business on or about January 19, 2024. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares. After the liquidation, the Fund will no longer be offered and all references to the Fund are removed from the prospectuses and Statement of Additional Information.

November 17, 2023	SUP4302 11-23